                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 31, 2005

                              STANADYNE CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                     333-45823               22-2940378
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

                                92 Deerfield Road
                           Windsor, Connecticut 06095
           (Address of principal executive offices including zip code)

                                 (860) 525-0821
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 Other Events

On December 22, 2004, Stanadyne Corporation (the "Company") filed a report on Form 8-K to report under Item 1.01 that, on December 20, 2004, Precision Engine Products Corp., a subsidiary of the Company, had entered into a manufacturing and supply agreement with Equatorial Enterprises Limited, a Public Limited company organized and existing under the laws of India, to manufacture and supply valve train components for a period of five years, and that the supply of components under that agreement was expected to begin in the first quarter of 2005. The Company is filing this Form 8-K today to file such agreement as
Exhibit 10.13.

This agreement is part of the Company's previously disclosed competitive sourcing initiatives. The Company believes that this long-term agreement will reduce costs and improve the quality of products of Precision Engine Products Corp.

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ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

EXHIBIT      DESCRIPTION
10.13        Manufacturing and Supply Agreement between Equatorial Enterprises
             Limited and Precision Engine Products Corp. dated December 20, 2004
             (Pursuant to Rule 24b-2 under the Exchange Act, the Company has requested confidential treatment of portions of this exhibit deleted from the filed copy.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               Stanadyne Corporation
                                                    (Registrant)

Date: January 31, 2005                         By: /s/ Stephen S. Langin
                                                  ----------------------
                                               Stephen S. Langin
                                               Vice President and
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT      DESCRIPTION
10.13        Manufacturing and Supply Agreement between Equatorial Enterprises
             Limited and Precision Engine Products Corp. dated December 20, 2004
             (Pursuant to Rule 24b-2 under the Exchange Act, the Company has requested confidential treatment of portions of this exhibit deleted from the filed copy.)

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